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Exhibit 99.1

Carlyle Reports First Quarter 2025 Financial Results
Washington, D.C. and New York, May 8, 2025 – Global investment firm The Carlyle Group Inc. (NASDAQ:
CG) today reported its unaudited results for the first quarter ended March 31, 2025. The full detailed presentation of
Carlyle’s first quarter 2025 results can be viewed at ir.carlyle.com.
U.S. GAAP results for Q1 2025 included income before provision for income taxes of $171 million and a margin on income before provision for income taxes of 17.6%.
Carlyle Chief Executive Officer Harvey M. Schwartz said, “Our quarterly results reflect focused execution against our long-term strategy, evidenced by record Fee Related Earnings, FRE margin, and assets under management. In today’s dynamic environment, the scale of our global platform, our asset-light approach, and our decades of experience investing capital position us well to navigate across market cycles and capture opportunities. With $84 billion in dry powder and on the ground insights across global markets, we remain confident in our ability to drive long-term value for our clients and shareholders.”
Dividend
The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 19, 2025, payable on May 27, 2025.
Conference Call
Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, May 8, 2025, to announce its first quarter 2025 financial results. The conference call will be available via public webcast from the Events & Presentations section of ir.carlyle.com and a replay will also be available on our website soon after the call’s completion.
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $453 billion of assets under management as of March 31, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,300 people in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on
X @OneCarlyle and LinkedIn at The Carlyle Group.
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Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this press release and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the
U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.
This press release does not constitute an offer for any Carlyle fund.
Contacts:

Public Market Investor Relations	Media
Daniel Harris	Brittany Berliner	Kristen Ashton
Phone: +1 (212) 813-4527	Phone: +1 (212) 813-4839	Phone: +1 (212) 813-4763
daniel.harris@carlyle.com	brittany.berliner@carlyle.com	kristen.ashton@carlyle.com